UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2004

SanDisk Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Caspian Court, Sunnyvale, California 94089

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (408) 542-0500

N/A

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     See attached Exhibit Index.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 14, 2004, SanDisk Corporation (“the Registrant”) issued a press release to report its financial results for its first quarter ended March 28, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     The information contained herein and in the accompanying Exhibit 99.1 shall be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, where such incorporation is provided for, and shall be specifically incorporated by reference into our currently effective registration statements on Form S-3 and Form S-8. Except as provided in the previous sentence, the information in this Item 12, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

     (c) Exhibits

Number	Description of Document
99.1	Press Release of SanDisk Corporation dated April 14, 2004 to report its financial results for its first quarter ended March 28, 2004.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2004

SanDisk Corporation
By:	/s/ MICHAEL GRAY

	Name:	Michael Gray
	Title:	Chief Financial Officer and Senior Vice President, Finance and Administration (Principal Financial and Accounting Officer)

3

EXHIBIT INDEX

Exhibit
Number	Description of Document
99.1	Press Release of SanDisk Corporation dated April 14, 2004 to report its financial results for its first quarter ended March 28, 2004.

4